UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      April 4, 2005

                       JUNO LIGHTING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11631	36-2852993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois	60017-5065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (847) 827-9880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (14 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-a(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events and Required FD DisclosureOther Events.

Institutional Shareholder Services ("ISS") requested that Juno Lighting, Inc. (the "Company") provide ISS with additional information about fees that the Company reported in its proxy statement for its 2005 Annual Meeting of Stockholders. ISS further requested that the Company publish this information in a filing on Form 8-K.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table sets forth fees billed by PricewaterhouseCoopers LLP for services rendered to the Company for the fiscal year ended November 30, 2004:

Audit Fees	$182,554
Audit Related Fees	56,600
Tax Fees-Preparation and Compliance	97,644

Total Audit, Audit Related And
Tax Preparation and Compliance Fees	336,798

Other Non-audit Fees
Tax Fees-Other (1)	203,217

Total Fees	$540,015

(1) Tax Fees - Other includes tax planning of $59,811 and advice on Canadian tax return examination of $143,406.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNO LIGHTING, INC.

DATE April 4, 2005	BY /s/ George J. Bilek
George J. Bilek
Executive Vice President and Chief Financial Officer